UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into Material Definitive Agreement

South Dakota Mortgage Indenture
On June 5, 2023, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the "Company") entered into the Nineteenth Supplemental Indenture, dated as of June 1, 2023 (the "SD Supplemental Indenture"), between the Company and The Bank of New York Mellon, as trustee, under its General Mortgage Indenture and Deed of Trust dated, as of August 1, 1993, as amended and supplemented, between the Company and the trustees, and the SD Supplemental Indenture (collectively, the “SD Indenture”).
Pursuant to the terms established by the SD Supplemental Indenture, the Company increased to $1 billion (from $500 million) the aggregate principal amount of bonds which may be authenticated and delivered under the SD Indenture. The Company did not issue or sell any first mortgage bonds in connection with the SD Supplemental Indenture.
The description set forth above concerning the SD Supplemental Indenture is qualified in its entirety by reference to the SD Supplemental Indenture which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Montana Mortgage Indenture
On June 5, 2023, the Company also entered into the Forty-third Supplemental Indenture, dated as of May 1, 2023 (the "MT Supplemental Indenture"), between the Company and The Bank of New York Mellon and Mary Miselis, as trustees, under its Mortgage and Deed of Trust dated as of October 1, 1945, as amended and supplemented, between the Company and the trustees, and the MT Supplemental Indenture (collectively, the “MT Indenture”).
Pursuant to the terms established by the MT Supplemental Indenture, the Company increased to $3 billion (from $2 billion) the aggregate principal amount of bonds which may be authenticated and delivered under the MT Indenture. The Company did not issue or sell any first mortgage bonds in connection with the MT Supplemental Indenture.
The description set forth above concerning the MT Supplemental Indenture is qualified in its entirety by reference to the MT Supplemental Indenture which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
4.1*	Nineteenth Supplemental Indenture, dated as of June 1, 2023, between the Company and The Bank of New York Mellon, as trustee.
4.2*	Forty-third Supplemental Indenture, dated as of May 1, 2023, between the Company and The Bank of New York Mellon and Mary Miselis, as trustees.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: June 9, 2023